UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 29, 2017

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 8.01 Other Events.

On September 29, 2017, we acquired Fairfield County MOB Portfolio from Trumbull Medical Arts, LLC and Stratford Medical Arts, LLC, unaffiliated third parties, for a contract purchase price of $15,395,000, plus closing costs. We financed the purchase of Fairfield County MOB Portfolio using cash proceeds from our initial public offering and borrowings under our revolving line of credit with Bank of America, N.A. and KeyBank, National Association. In connection with the acquisition of Fairfield County MOB Portfolio, we paid to Griffin-American Healthcare REIT IV Advisor, LLC, our advisor, a base acquisition fee of approximately $346,000, or 2.25% of the contract purchase price of Fairfield County MOB Portfolio. Additionally, as described more fully in the prospectus for our initial public offering, we have accrued for a contingent advisor payment of approximately $346,000, or 2.25% of the contract purchase price of the property, which shall be paid to our advisor, subject to the satisfaction of certain conditions.

Fairfield County MOB Portfolio is comprised of two medical office buildings located in Stratford and Trumbull, Connecticut totaling approximately 80,000 square feet of gross leasable area. Fairfield County MOB Portfolio is currently 94.6% leased to 15 tenants, the largest of which are Trumbull Radiology Associates, P.C. and Advanced Radiology MRI Centers Limited Partnership, Fairfield County Healthcare Associates, P.C. and Fairfield County Medical Group, P.C. Medical services provided at Fairfield County MOB Portfolio include advanced radiology, fluoroscopy, nuclear medicine, ultrasound, imaging, multispecialty, primary care, pulmonary care, internal medicine, otolaryngology, pharmacy, family medicine and pediatrics, dermatology and dentistry.

On October 5, 2017, American Healthcare Investors, LLC, one of our co-sponsors and the managing member of our advisor, issued a press release announcing our acquisition of Fairfield County MOB Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	American Healthcare Investors, LLC Press Release, dated October 5, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.
October 5, 2017
By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	American Healthcare Investors, LLC Press Release, dated October 5, 2017